Sub-Adviser
J.P. Morgan Investment Management
Fund Name
PVC SmallCap Value Account I
Issuer
Realogy Holdings Corp. Stock
Date of Purchase
10/11/12
Underwriter From Whom Purchased
Goldman, Sachs & Co.
Affiliated/Principal Underwriter
of Syndicate
J.P. Morgan Securities Inc.
 Purchase Price
$27.00
Aggregate % of Issue Purchased by
the Firm
2.30%
 Commission, Spread or Profit
$1.28
Fair & Reasonable Commission
(Y/N) (1)
Y


Sub-Adviser
J.P. Morgan Investment Management
Fund Name
PVC SmallCap Value Account I
Issuer
Workday, Inc. Stock
Date of Purchase
10/12/12
Underwriter From Whom Purchased
Goldman, Sachs & Co.
Affiliated/Principal Underwriter
of Syndicate
J.P. Morgan Securities Inc.
 Purchase Price
$28.00
Aggregate % of Issue Purchased by
the Firm
1.88%
 Commission, Spread or Profit
$1.68
Fair & Reasonable Commission
(Y/N) (1)
Y




Sub-Adviser
J.P. Morgan Investment Management
Fund Name
PVC SmallCap Value Account I
Issuer
The WhiteWave Foods Company Stock
Date of Purchase
10/26/12
Underwriter From Whom Purchased
Credit Suisse
Affiliated/Principal Underwriter
of Syndicate
J.P. Morgan Securities Inc.
 Purchase Price
$17.00
Aggregate % of Issue Purchased by
the Firm
3.05%
 Commission, Spread or Profit
$1.02
Fair & Reasonable Commission
(Y/N) (1)
Y


Sub-Adviser
J.P. Morgan Investment Management
Fund Name
PVC SmallCap Value Account I
Issuer
Graphic Packaging Holding Company Stock
Date of Purchase
12/13/12
Underwriter From Whom Purchased
Goldman, Sachs & Co.
Affiliated/Principal Underwriter
of Syndicate
J.P. Morgan Securities Inc.
 Purchase Price
$6.10
Aggregate % of Issue Purchased by
the Firm
1.91%
 Commission, Spread or Profit
$0.30
Fair & Reasonable Commission
(Y/N) (1)
Y


Sub-Adviser
Morgan Stanley Investment Management
Fund Name
PVC Asset Allocation Account
Issuer
GDF Suez Notes
Date of Purchase
10/02/12
Underwriter From Whom Purchased
JP Morgan
Affiliated/Principal Underwriter
of Syndicate
Mitsubishi UFJ Securities
 Purchase Price
$98.80
Aggregate % of Issue Purchased by
the Firm
2.63%
 Commission, Spread or Profit
0.45%
Fair & Reasonable Commission
(Y/N) (1)
Y


Sub-Adviser
Morgan Stanley Investment Management
Fund Name
PVC Asset Allocation Account
Issuer
Ally Master Owner Trust Notes
Date of Purchase
10/04/12
Underwriter From Whom Purchased
Barclays Capital Inc.
Affiliated/Principal Underwriter
of Syndicate
Morgan Stanley
 Purchase Price
$99.97
Aggregate % of Issue Purchased by
the Firm
3.27%
 Commission, Spread or Profit
0.40%
Fair & Reasonable Commission
(Y/N) (1)
Y


Sub-Adviser
Morgan Stanley Investment Management
Fund Name
PVC Asset Allocation Account
Issuer
Unitedhealth Group Incorporated Notes
Date of Purchase
10/17/12
Underwriter From Whom Purchased
JP Morgan
Affiliated/Principal Underwriter
of Syndicate
Morgan Stanley
 Purchase Price
$99.88
Aggregate % of Issue Purchased by
the Firm
1.12%
 Commission, Spread or Profit
0.35%
Fair & Reasonable Commission
(Y/N) (1)
Y


(1) The sub-adviser has certified
that the compensation paid was
fair and reasonable and has
provided documentation to support
that certification.